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                                                                   EXHIBIT 10.1

                             AMENDMENT NUMBER ONE TO
                        DEVELOPMENT AND LICENSE AGREEMENT

                                 BY AND BETWEEN

                               GENERAL MAGIC, INC.
                                       AND
                           GENERAL MOTORS CORPORATION

        THIS AMENDMENT NUMBER ONE (the "Amendment") is made effective as of August 1, 2001 (the "First Amendment Date") to the Development and License Agreement effective November 9, 1999 (the "Agreement") by and between GENERAL MAGIC, INC., a Delaware corporation having a principal place of business at 420 North Mary Avenue, Sunnyvale, California 94086 ("Magic") and GENERAL MOTORS CORPORATION, by and through its OnStar subsidiary, a Delaware corporation having a principal place of business at 1400 Stephenson Highway, Troy, Michigan 48083 ("GM"). Any terms not defined herein shall have the same meaning as those terms are defined in the Agreement.

                                   BACKGROUND

        A. Magic and GM have entered into the Agreement; and

        B. GM now desires to receive from Magic, and Magic desires to provide to GM, certain services to develop and implement mutually agreed upon enhancements and features for the OnStar Service, and to continue to support the OnStar Service, on the terms and conditions of the Agreement, as amended by this Amendment.

        Magic and GM hereby amend the Agreement as follows:


                                    AMENDMENT

1.      Add the following as Section 1.32 to Section 1 (Definitions):

               1.32. "SERVICES ADDENDUM" means a written document, executed by both parties, and issued under Section 2.7 of this Agreement.

2.      Replace Section 2.7 (Custom Features) with the following:

               2.7. GM DEVELOPMENT REQUESTS AND IMPLEMENTATION. GM may from time to time request that Magic make available to GM certain personnel and other resources to develop certain Custom Features for the OnStar Service and perform other mutually agreed upon work efforts. If Magic agrees to undertake such efforts, it will notify GM of the personnel required and the possible costs involved. If GM desires to proceed with such efforts, then GM and Magic will prepare a Services Addendum that describes the services to be performed, resources to be made available to GM by Magic, the payment




                                       1.


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        terms for such services, and any other important provisions, all of which must be mutually agreed upon and approved in writing by GM and Magic and set forth in such Services Addendum. Magic will not be obligated to provide any services hereunder until the Services Addendum has been executed by GM and Magic.

        Except as modified by this Amendment, the provisions of the Agreement shall remain unchanged and in full force and effect. If there are any conflicts or inconsistencies between the provisions of the Agreement and this Amendment, then the provisions of this Amendment shall prevail and control.

        IN WITNESS WHEREOF, GM and Magic have executed this Amendment to become effective as of the First Amendment Date.


GENERAL MOTORS CORPORATION                   GENERAL MAGIC, INC.



By:    /s/  Don Butler                      By:    K.M. Layton
       -------------------------------             ----------------------------



Name:  Don Butler                           Name:  K.M. Layton
       -------------------------------             ----------------------------



Title: VP--Virtual Advisor                  Title: President & CEO
       -------------------------------             ----------------------------



Date:  7/31/01                              Date:  7/31/01
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                                       2.